UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2005

Genitope Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50425	770436313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Penobscot Drive, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415-482-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

1. 2005 Salary Information for Named Executive Officers

On April 1, 2005, the Compensation Committee of the Board of Directors of Genitope Corporation (the "Compensation Committee") recommended to the Board of Directors, and the Board of Directors approved, 2005 annual base salaries for all "named executive officers" (defined as Genitope Corporation’s Chief Executive Officer and four most highly compensated executive officers other than the CEO who were serving as executive officers as of December 31, 2004). The annual base salaries are retroactive to January 1, 2005. 2005 annual base salary information for all named executive officers is set forth on Exhibit 10.18 to this Current Report on Form 8-K.

2. Payment of 2004 Named Executive Officer Bonuses

On April 1, 2005, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, cash bonus payments to be paid to the Company’s named executive officers. The payments were based on the Committee’s evaluation of certain individual and corporate performance objectives achieved during fiscal 2004. Bonus information for all named executive officers is set forth on Exhibit 10.18 to this Current Report on Form 8-K.

3. 2005 Management Incentive Compensation Plan

On April 1, 2005, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, a management incentive compensation plan for 2005 (the "2005 Bonus Plan"). Pursuant to the 2005 Bonus Plan, the Committee designated for each officer, including the named executive officers, a target cash bonus amount, expressed as a percentage of each officer’s 2005 annual base salary. The Company’s officers are eligible to receive bonuses if certain individual and corporate performance criteria are achieved during fiscal 2005. Bonus payments will be based on the Committee’s evaluation of each officer’s achievement of his or her individual performance goals and the Company’s achievement of the corporate performance goals for 2005 established by the Committee, which include the achievement of performance targets with respect to the Company’s clinical affairs, regulatory objectives, financial metrics and manufacturing and facility related objectives.

A summary of the 2005 Bonus Plan is set forth on Exhibit 10.19 to this Current Report on Form 8-K. The target cash bonus amount for 2005 for each named executive officer is set forth on Exhibit 10.18 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.18* Compensation Information for Named Executive Officers

10.19* Summary of management incentive compensation plan for 2005

* Management contract or compensatory plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genitope Corporation

April 6, 2005	By:	/s/ John Vuko

Name: John Vuko
Title: Vice President, Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.18	Compensation Information for Named Executive Officers
10.19	Summary of management incentive compensation plan for 2005